SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 27, 2010

OmniReliant Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-51599	54-2153837
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

14375 Myerlake Circle
Clearwater, FL 33760
 (Address of principal executive offices) (zip code)

 (727) 230-1031
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Change in Registrant’s Certifying Accountant.

(a)    Previous Independent Registered Public Accounting Firm

On April 27, 2010, the board of directors of the OmniReliant Holdings, Inc. (the “Registrant”) approved the dismissal of KBL, LLC (“KBL”) as the Registrant’s independent registered public accounting firm.  KBL’s dismissal was effective immediately.

During the fiscal years ended June 30, 2009 and 2008, KBL’s reports on the Registrant's financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except KBL’s audit report for the years ended June 30, 2009 and 2008 stated that several factors raised substantial doubt about the Registrant’s ability to continue as a going concern and that the financial statements do not include any adjustments that might result from the outcome of this uncertainty.

During the fiscal years ended June 30, 2009 and 2008 and the subsequent period through April 27, 2010, (i) there were no disagreements between the Registrant and KBL on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KBL, would have caused KBL to make reference to the subject matter of the disagreements in connection with its reports on the Registrant's financial statements; and (ii) there were no reportable events as that term is described in Item 304(a)(1)(v) of Regulation S-K.

On April 27, 2010, the Registrant provided KBL with a copy of the disclosures it is making in response to Item 4.01 on this Form 8-K, and has requested that KBL furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.  A copy of the letter, dated April 27, 2010, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

(b)    New Independent Registered Public Accounting Firm

On April 27, 2010, the Registrant engaged Meeks International (“Meeks”) as its independent registered public accounting firm for the Registrant’s fiscal year ended June 30, 2010. The change in the Registrant’s independent registered public accounting firm was approved by the Registrant’s Board of Directors on April 27, 2010.

During the years ended June 30, 2009 and 2008 and the subsequent interim period through April 27, 2010, the Registrant did not consult with Meeks regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant’s financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event identified in response to (a)(1)(v) of Item 304 of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
16.1	Letter from KBL, LLC, dated April 27, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OmniReliant Holdings, Inc.

Dated: April 30, 2010	By: /s/ Robert DeCecco
Name: Robert DeCecco
Title: Chief Executive Officer